MAXUS
CAPITAL GROUP

Master Agreement No. 1467

MASTER AGREEMENT OF TERMS AND CONDITIONS FOR LEASE ("Master Agreement") made as of August 16, 2022 between **Maxus Capital Group, LLC**, a Delaware limited liability company, having its chief executive offices at 959 West St. Clair Avenue, Suite 300, Cleveland, Ohio 44113 ("Lessor") and **American Resources Corporation**, a Florida limited liability company, having its executive offices at 12115 Visionary Way, Fishers, Indiana 46038 ("Lessee").

1. LEASE

On the terms and conditions of this Master Agreement of Terms and Conditions for Lease ("Master Agreement"), Lessor shall lease to Lessee, and Lessee shall hire from Lessor, the items of personal property (collectively the "Equipment," and individually an "Item") described in the Schedule(s) which shall incorporate this Master Agreement (each, a "Schedule"). Each Schedule shall constitute a separate and independent lease and contractual obligation of Lessee. The term "Lease" shall refer to an individual Schedule which incorporates this Master Agreement. In the event of a conflict between this Master Agreement and any Schedule, the language of the Schedule shall prevail. The Lease shall be effective upon execution by Lessor at its offices.

2. TERM

(a) The term of the Lease shall be comprised of a Delivery Term, Installation Term, Base Term, and any applicable Renewal Term, Extension Term, or Holdover Term. The Delivery Term for each item shall commence on the date the Item is delivered to Lessee and shall end on the Installation Date. The Installation Term shall commence on the Installation Date and terminate on the first day of the month following the Installation Date for the last Item to be installed under a Schedule, (the "Base Term Commencement Date"). The Base Term of the Lease shall begin on the Base Term Commencement Date, and shall, subject to Subsection 2(b), terminate on the last day of the last month of the Base Term. The date of installation (the "Installation Date") for any Item shall be the earlier of either (i) the date on which the entity responsible for installing such Item certifies that the Item is installed and placed in good working order, or (ii) if Lessee has caused a delay in the installation of an Item, no later than seven days from the date the Item is delivered to the Equipment Location specified in the Schedule, or (iii) if Lessee is to install the Item, the third day after delivery. In the event the Equipment is already installed at the Equipment Location of Lessee, there shall be no Delivery Term and the Installation Date shall be the date on which Lessor pays for the Equipment. Upon Lessor's request, Lessee shall execute and deliver to Lessor an Installation Certificate, confirming, among other matters, the Installation Date. The Renewal Term shall be any contractually agreed upon term beyond the Base Term or any preceding Renewal Term, and shall commence on the day next following the last day of the Base Term or Renewal Term, as applicable.

(b) A Lease may be terminated as of the last day of the last month of the Base Term, any Renewal Term or any Extension Term, as the case may be (such date, the "End of Term"), by written notice given by either Lessor or Lessee to the other not less than six (6) nor more than nine (9) months prior to the End of Term (the "End of term Notice"). If the Lease is not so terminated at the End of Term, the term of the Lease shall be automatically extended for successive six (6) month periods (each such period, an "Extension Term") until such End of Term notice is given. No End of Term notice may be revoked without the written consent of the other party.

3. RENTAL

(a) The rental amount payable to Lessor by Lessee for the Equipment will be as set forth on the Schedule. As rent for Equipment, Lessee shall pay Lessor (i) in immediately available funds (by such method or means as Lessor shall, from time to time require) and in advance on the Base Term Commencement Date and on the first day of each subsequent month during the Base Term of the Lease the rental, per month, (the "Base Monthly Rental"), (or during any Renewal Term the amount of the rent agreed to by the parties, or during any Extension Term, the amount of rent payable as of the end of the preceding Base Term or Renewal Term, or at the Holdover Rate, as applicable) (all rental due during the term of the Lease, collectively the "Rent") and (ii) on the Installation Date (and monthly thereafter until the Base Term Commencement Date occurs) an amount equal to 1/30th of the Base Monthly Rental for each Item times the number of days which will elapse from the earlier of the date any payment is made by Lessor for the purchase of such Item or the Installation Date of such Item to the first day of the following month. Each remittance from Lessee to Lessor shall contain information as to the Lease for which payment is made. If Lessor makes any progress or similar payment in respect of any Equipment, such payment shall be treated as an "Item" under the Lease, having an Installation Date of the date of such payment, and rent shall be payable with respect thereto as provided in this Subsection 3(a). If Lessor determines in its reasonable judgment that the Lease will not commence for any reason, then Lessee will, within ten (10) days after request by Lessor, repay to Lessor the amount of each such progress payment and all Installation Term rent shall be retained by Lessor.

(b) For any payment of rent or other amount due under a Lease which is past due for more than three (3) days, interest shall accrue at the rate of 2% per month, from the date such payment was due until payment is received by Lessor, and for any period during which Lessee is in default hereunder, interest shall accrue at the rate of 5% per month, or if such rate shall exceed the maximum rate of interest allowed by law, then at such maximum rate. In addition to the above interest, Lessee shall pay Lessor a negotiated flat administrative fee equal to $75 for each such overdue payment in order to reimburse Lessor for its costs and expenses associated with such overdue payment and not as a penalty.

4. TAXES

The term "Taxes" shall mean all taxes, fees and assessments due, assessed or levied by any foreign, federal, state or local government or taxing authority, and/or any penalties, fines or interest, which are imposed against or on the Equipment, its use, operation, or ownership, or the rentals or receipts due under the Lease, or penalties arising from the failure to file a return with respect to the Taxes, but shall not include any federal or state taxes based upon or measured by the net income of Lessor, except any such Tax that is imposed in lieu of sales or use tax. As of the commencement of the term of the Lease, Lessee shall, if permitted by law, and unless otherwise provided in any schedule, promptly report, file, and pay, and indemnify, and hold Lessor harmless with respect to any and all Taxes. Lessee will, upon request by Lessor, submit to Lessor written evidence of Lessee's payment of all Taxes, the basis for its calculation thereof, and copies of any returns filed. Lessee shall also pay to Lessor upon demand (on or before the End of Term, if so requested) Lessor's good faith estimate of any Taxes allocable to the Lease, but not yet due and payable as of the End of Term (including without limitation personal property taxes). Lessee and Lessor shall thereafter settle the amount due to be paid by Lessee or refunded by Lessor based on the actual Tax paid.

5. NET LEASE

The Lease is a net lease, it being the intention of the parties that all costs, expenses and liabilities associated with the Equipment or its lease shall be borne by Lessee. Lessee's agreement to pay all obligations under the Lease, including but not limited to Rent, is absolute and unconditional and such agreement is for the benefit of Lessor and its Assignee(s), as such term is defined in Subsection 11(a). Lessee's obligations shall not be subject to any abatement, deferment, reduction, setoff, defense, counterclaim or recoupment for any reason whatsoever. Except as may be otherwise expressly provided in the Lease, it shall not terminate, nor shall the obligations of Lessee be affected by reason of any defect in or damage to, or any loss or destruction of, or obsolescence of, the

Equipment or any item from any cause whatsoever, or the interference with its use by any private person, corporation or governmental authority, or as a result of any war, riot, insurrection or Act of God. It is the express intention of Lessor and Lessee that all Rent and other sums payable by Lessee under the Lease shall be, and continue to be, payable in all events throughout the term of the Lease. The Lease shall be binding upon Lessee, its successors and permitted assigns and shall inure to the benefit of Lessor and its Assignee(s).

6. FINANCE LEASE STATUS

The parties agree, and Lessee represents for the benefit of Lessor and its Assignee(s), that this lease is a "Finance Lease" as defined by the Uniform Commercial Code (as currently set forth in Title XIII of the Ohio Revised Code, as the same may hereafter be amended, the "UCC") and not a lease intended as security. Lessee acknowledges that either (a) Lessee has reviewed and approved any written Supply Contract (as defined in the UCC) covering the Equipment purchased from the "Supplier" (as defined in the UCC) thereof for lease to Lessee or (b) Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier, (ii) that Lessee may have rights under the Supply Contract; and (iii) that Lessee may contact the Supplier for a description of any such rights Lessee may have under the Supply Contract.

7. INSTALLATION, RETURN AND USE OF EQUIPMENT

(a) Upon delivery of the Equipment to Lessee, Lessee shall pay all transportation, installation, rigging, packing and insurance charges with respect to the Equipment. In the case of a sale and leaseback transaction, Lessee shall, upon the request of Lessor, certify the date the Equipment was first put into use. Lessee will provide the required electric current and a suitable place of installation for the Equipment with all appropriate facilities as specified by the manufacturer.

(b) Lessee will at all times keep the Equipment in its sole possession and control. The Equipment shall not be moved from the Equipment Location stated in the Schedule without the prior written consent of Lessor and in no event shall the Equipment be moved outside the continental, contiguous United States. Lessee will comply with all laws, regulations, and ordinances, and all applicable requirements of the manufacturer of the Equipment which apply to the physical possession, use, operation, condition and maintenance of the Equipment. Lessee agrees to obtain all permits and licenses necessary for the operation of the Equipment.

(c) Lessee shall not without the prior written consent of Lessor affix or install any accessory, feature, equipment or device to the Equipment or make any improvement, upgrade, modification, alteration or addition to the Equipment (any such accessory, feature, equipment, device or improvement, upgrade, modification, alteration or addition affixed or installed, an "Improvement"). Title to all Improvements shall, without further act, upon the making, affixing or installation of such Improvement, vest solely in Lessor, except such Improvements as may be readily removed without causing material damage to the Equipment and without in any way affecting or impairing the originally intended function, value or use of the Equipment (a "Severable Improvement"). Provided the Equipment is returned to Lessor in the condition required by the Lease, including, but not limited to coverage under the manufacturer's standard maintenance contract, title to any Severable Improvement shall vest in Lessee upon removal. Any Severable Improvement not removed from the Equipment prior to return shall at Lessor's option remain the property of Lessor and shall be certified for maintenance by the manufacturer, at Lessee's expense. Lessee shall notify Lessor in writing no less than sixty (60) days prior to the desired installation date of the type of Improvement Lessee desires to obtain. Lessor may, at any time within ten (10) days after receipt of the notice, offer to provide the Improvement to Lessee upon terms and conditions to be mutually agreed upon. Lessee shall notify Lessor of any third party offers and shall lease the Improvement from Lessor if Lessor meets the material terms of the third party offer. If Lessee leases an Improvement from Lessor, such lease shall be under a separate Schedule, the Improvement shall not be placed in service by Lessee prior to acquisition by Lessor, and Lessee shall execute and deliver any document necessary to vest title to such Improvement in Lessor. Lessee shall cause all Improvements to be maintained, at Lessee's expense, in accordance with the requirements of Section 8. Unless otherwise agreed to by Lessor, upon the expiration or earlier termination of the Lease, any Improvement shall be de-installed and removed from the Equipment by the manufacturer, at Lessee's expense. If the Improvement is removed, the Equipment shall be restored to its unmodified condition and shall be certified for maintenance by the manufacturer, at Lessee's expense. In the event an Improvement is provided to Lessee or financed by a party other than Lessor, Lessee shall cause such party to execute and deliver to Lessor such documents as shall be required by Lessor to protect the undiminished and undiluted interests of Lessor and any Assignee(s) in the Equipment and the affected Lease.

(d) Lessee shall at the termination of the Lease for any reason at its expense, de-install, pack and return all, but not less than all, the Equipment to Lessor at such location within the continental United States as shall be designated by Lessor in the same condition and appearance as of the Installation Date, reasonable wear and tear excepted, and in good operating order and repair, with all current engineering changes prescribed by the manufacturer of the Equipment or a maintenance contractor approved by Lessor (the "Maintenance Organization") incorporated in the Equipment. Upon redelivery to Lessor, Lessee shall arrange and pay for such repairs (if any) as are necessary for the manufacturer of the Equipment or a Maintenance Organization to accept the Equipment under a maintenance contract at its then standard rates. If the Equipment is not redelivered to Lessor in conformity with all applicable provisions hereof upon the End of Term, then in addition to any other rights and remedies Lessor may otherwise have under the Lease, rental shall be payable by Lessee with respect to such Equipment at a monthly rate determined by Lessor in its reasonable discretion to be the fair market rental that would be payable for the monthly rental of such Equipment in its required condition, but in no event less than two hundred percent (200%) of the then current Rental (in either case, the "Holdover Rate"). The Holdover Rate shall be communicated in writing by Lessor to Lessee following the scheduled date of redelivery, and shall be payable from such scheduled date through the date of actual redelivery of the Equipment in conformity with all applicable provisions of this Lease; or the date on which the Equipment is brought into conformity with all such provisions, if later.

8. MAINTENANCE AND REPAIRS

Lessee shall, during the term of the Lease, maintain in full force and effect a contract with the manufacturer of the Equipment or a Maintenance Organization covering at least prime shift maintenance of the Equipment. Lessee upon request shall furnish Lessor with a copy of such maintenance contract as amended or supplemented. During the term of the Lease, Lessee shall, at its expense, keep the Equipment in good working order, repair, appearance and condition and make all necessary adjustments, repairs and replacements, all of which shall become the property of Lessor. Lessee shall not use or permit the use of the Equipment for any purpose for which, in the opinion of the manufacturer of the Equipment or the Maintenance Organization, the Equipment is not designed or intended.

9. OWNERSHIP, LIENS AND INSPECTIONS

(a) Lessee shall keep the Equipment free from any marking or labeling which might be interpreted as a claim of ownership by Lessee or any party other than Lessor and its Assignee(s), and shall affix and maintain tags, decals or plates furnished by Lessor on the Equipment indicating ownership and title to the Equipment in Lessor or its Assignee(s). Upon notice (and during the occurrence and continuance of an Event of Default, with or without notice) to Lessee, Lessor or its agents shall have access to the Equipment and Lessee's books and records with respect to the Lease and the Equipment during regular business hours for the purpose of inspection and for any other purposes contemplated by the Lease, subject to the reasonable security requirements of Lessee.

(b) Lessee shall execute and deliver such instruments, including UCC financing statements, as may need to be filed to evidence the interest of Lessor and its Assignee(s) in the Equipment and the Lease. Lessee authorizes Lessor and its Assignee(s) to file UCC financing statements without Lessee's signature to evidence the interest of Lessor and its Assignee(s) in the Equipment and the Lease. Lessee has no interest in the Equipment except as expressly set forth in the Lease, and that interest is a leasehold interest. Lessor and Lessee agree, and Lessee represents for the benefit of Lessor and its Assignee(s) that the Lease is intended to be a "true lease" as the term is commonly used under the Internal Revenue Code of 1986, as amended (the "Code"). In the event that a Lease is deemed to be a "lease intended as security" or is otherwise deemed to be a secured loan, conditional sale, and/or not a Finance Lease or "true lease" (any of the foregoing, a "Conditional Sale"), then Lessee shall be deemed to have granted Lessor a first priority security interest in the Equipment related to such Lease to secure all of Lessee's obligations to Lessor under such Lease and such security interest shall be perfected by the filing of such UCC financing statement(s).

(c) **LESSEE SHALL KEEP THE LEASE, THE EQUIPMENT AND ANY IMPROVEMENTS FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES OF WHATSOEVER KIND (EXCEPT THOSE CREATED BY LESSOR) AND LESSEE SHALL NOT ASSIGN THE LEASE OR ANY OF ITS RIGHTS UNDER THE LEASE OR SUBLEASE ANY OF THE EQUIPMENT OR GRANT ANY RIGHTS TO THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.** No permitted assignment or sublease shall relieve Lessee of any of its obligations under the Lease and Lessee agrees to pay all costs and expenses Lessor may incur in connection with such sublease or assignment.

10. **DISCLAIMER OF WARRANTIES**

(a) LESSOR LEASES THE EQUIPMENT "AS IS", AND BEING NEITHER THE MANUFACTURER OF THE EQUIPMENT NOR THE AGENT OF EITHER THE MANUFACTURER OR THE SUPPLIER, LESSOR DISCLAIMS ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OR PERFORMANCE OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WITH RESPECT TO PATENT INFRINGEMENTS OR THE LIKE. LESSOR SHALL HAVE NO LIABILITY TO LESSEE FOR ANY CLAIM, LOSS OR DAMAGE OF ANY KIND OR NATURE WHATSOEVER, NOR SHALL THERE BE ANY ABATEMENT OF RENTAL FOR ANY REASON INCLUDING CLAIMS ARISING OUT OF OR IN CONNECTION WITH (i) THE DEFICIENCY OR INADEQUACY OF THE EQUIPMENT FOR ANY PURPOSE, WHETHER OR NOT KNOWN OR DISCLOSED TO LESSOR, (ii) ANY DEFICIENCY OR DEFECT IN THE EQUIPMENT, (iii) THE USE OR PERFORMANCE OF THE EQUIPMENT, OR (iv) ANY LOSS OF BUSINESS OR OTHER CONSEQUENTIAL LOSS OR DAMAGE, WHETHER OR NOT RESULTING FROM ANY OF THE FOREGOING AND WHETHER OR NOT FORESEEABLE.

(b) For the term of the Lease, Lessor assigns to Lessee (to the extent possible), and Lessee may have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, that Lessee's sole remedy for the breach of any such warranty, indemnification or service agreement shall be against the manufacturer of the Equipment and not against Lessor, nor shall any such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee with respect to the Lease.

11. ASSIGNMENT BY LESSOR

(a) Lessee acknowledges and understands that Lessor may assign to a successor, financing lender and/or purchaser (the "Assignee"), all or any part of Lessor's right, title and interest in and to the Lease and the Equipment and Lessee hereby consents to such assignment(s). In the event Lessor transfers or assigns, or retransfers or reassigns, to an Assignee all or part of Lessor's interest in the Lease, the Equipment or any sums payable under the Lease, whether as collateral security for loans or advances made or to be made to Lessor by such Assignee or otherwise, Lessee covenants that, upon receipt of notice of any such transfer or assignment and instructions from Lessor, (i) Lessee shall, if so instructed, pay and perform its obligations under the Lease to Assignee (or to any other party designated by Assignee), and shall not assign the Lease or any of its rights under the Lease or permit the Lease to be amended, modified, or terminated without the prior written consent of Assignee; and (ii) Lessee's obligations under the Lease with respect to Assignee shall be absolute and unconditional and not be subject to any abatement, reduction, recoupment, defense, offset or counterclaim for any reason, alleged or proven, including, but not limited to, defect in the Equipment, the condition, design, operation or fitness for use of the Equipment or any loss or destruction or obsolescence of the Equipment or any part thereof, the prohibition of or other restrictions against Lessee's use of the Equipment, the interference with such use by any person or entity, any failure by Lessor to perform any of its obligations contained in the Lease, any insolvency or bankruptcy of Lessor, or for any other cause, and (iii) Lessee shall, upon request of Lessor, submit documents and certificates as may be reasonably required by Assignee to secure and complete such transfer or assignment, including but not limited to the documents set forth in Section 16(c) of this Master Agreement, (iv) Lessee shall deliver to Assignee copies of any notices which are required under the Lease to be sent to Lessor, and (v) Lessee shall, if requested, restate to Assignee the representations, warranties and covenants contained in the Lease (upon which Lessee acknowledges Assignee may rely) and shall make such other representations, warranties and covenants to Assignee as may be reasonably required to give effect to the assignment.

(b) By accepting any assignment or transfer of the Lease or any interest therein, each Assignee shall be deemed to have agreed that, so long as Lessee is not in default under the Lease, such Assignee shall take no action to interfere with Lessee's quiet enjoyment, possession and use of the Equipment in accordance with the terms of the Lease. No such assignment or conveyance shall relieve Lessor of its express obligations, nor increase Lessee's obligations, under the Lease and Lessee agrees it shall not look to any Assignee to perform any of Lessor's obligations under the Lease. Lessee warrants that it will not enter into negotiations for future lease or financing transactions with an Assignee without prior written consent of Lessor.

12. QUIET ENJOYMENT

Lessor covenants that so long as Lessee is not in default under the Lease, Lessor shall take no action to interfere with Lessee's quiet enjoyment, possession and use of the Equipment subject to and in accordance with the provisions of the Lease.

13. INDEMNIFICATION

Except to the extent arising from the gross negligence or willful misconduct of Lessor or Assignee, Lessee shall and does agree to indemnify, defend, protect, save and keep harmless Lessor and its Assignee(s) from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, or expenses (including legal fees and expenses) of any kind and nature whatsoever which may be imposed upon, incurred by or asserted against Lessor or its Assignee(s) in any way relating to or arising out of the Lease, the manufacture, ownership, lease, possession, use, condition, or operation of the Equipment (including, without limitation, those claims based on latent and other defects, whether or not discoverable, or claims based on strict liability, or any claim for patent, trademark or copyright infringement) or any misrepresentation by Lessee in the Lease or any related document or Lessee's breach thereof. Lessor's and Assignee's rights arising from this Section shall survive the expiration, cancellation, or other termination of the Lease. Nothing in this Section shall limit or waive any right of Lessee to proceed against the manufacturer of the Equipment.

14. RISK OF LOSS

(a) Lessee assumes and shall bear the entire risk of loss and damage, whether or not insured against, of every item from any and every cause whatsoever as of the date the Equipment is delivered to Lessee.

(b) In the event of loss or damage of any kind to any item, Lessee shall use all reasonable efforts to place the item in good repair, condition and working order to the reasonable satisfaction of Lessor within sixty (60) days of such loss or damage, unless the manufacturer of the Equipment or a Maintenance Organization determines that such item has been irreparably damaged, in which case Lessee shall, within ten (10) days of such determination of irreparable loss, make its election to either pay Lessor the Stipulated Loss Value (as set forth in Attachment A to this Master Agreement) for the irreparably damaged item or replace the irreparably damaged item, all as provided in this Section. To the extent that the item is damaged but not irreparably damaged and if Lessee is entitled, pursuant to the insurance coverage, to obtain proceeds from such insurance for the repair of the item, Lessee (provided no Event of Default has occurred) may arrange for the disbursement of such proceeds to the manufacturer or other entity approved by Lessor to perform the repairs to pay the cost of repair. However, Lessee's obligation to timely repair the damaged item is not contingent upon receipt of such insurance proceeds.

(c) In the event that Lessee elects to pay Lessor the Stipulated Loss Value for the irreparably damaged item, Lessee shall (i) pay such amount (computed as of the first day of the month following the determination of the irreparable damage) to Lessor on the first day of the month following the election by Lessee as provided in (b) above, (ii) pay all Base Monthly Rental for the item up to the date as of which the Stipulated Loss Value is paid to Lessor; and (iii) arrange with the applicable insurance company (with the consent of Lessor) for the disposition of the irreparably damaged item. If not all the Equipment is irreparably damaged, the Value for Calculation of Stipulated Loss Value ("Value") as set forth on the Schedule for the irreparably damaged item shall be multiplied by the applicable percentage set forth in Attachment A to compute the Stipulated Loss Value for such irreparably damaged item, and the Base Monthly Rental for the undamaged Equipment remaining due (after payment of the Stipulated Loss Value for the irreparably damaged item) shall be that amount resulting from multiplying the original Base Monthly Rental by the ratio of the Value of the undamaged Equipment divided by the Value for all the Equipment prior to the damage.

(d) If Lessee elects to replace the irreparably damaged item, Lessee shall continue all payments under the Lease without interruption, as if no such damage, loss or destruction had occurred, and shall replace such irreparably damaged item, paying all costs associated with the replacement, and Lessee shall be entitled to insurance proceeds up to the amount expended by Lessee in effecting the replacement. Lessee shall within twenty (20) days following the date of determination of irreparable damage, effect the replacement by replacing the irreparably damaged item with a "Replacement Item" so that Lessor has good, marketable and unencumbered title to such Replacement Item. The Replacement item shall have a fair market value equal to or greater than the item replaced prior to such loss, and anticipated to have a fair market value at the expiration of the Base Term equal to the fair market value that the replaced item would have had at the end of the Base Term, and be of the same manufacture, model and type and of at least equal capacity to the item for which the

replacement is being made. Upon delivery, such Replacement Item shall become subject to all of the terms and conditions of the Lease. Lessee shall execute all instruments or documents necessary to effect the foregoing.

(e) For purposes of this Lease, the term "fair market value" shall mean the price that would be obtained in an arm's-length transaction between a willing buyer-lessee and a willing seller-lessor under no compulsion to sell or lease. In determining the fair market value, the Equipment shall be assumed to be in the condition in which is required to be maintained and returned in the Lease. The Equipment shall be valued on a fully assembled, installed and operational basis.

15. INSURANCE

During the term of the Lease, Lessee, at its own expense, shall maintain in regard to the Equipment, Cause of Loss Special Form, property in transit insurance world wide in scope (i.e. covers claims for damages to an item any where in the world), if the Equipment or any item therof is removed from its Equipment location, as specified in the applicable Schedule(in each case in an amount not less than the Stipulated Loss Value as identified on Attachment A) and commercial general liability insurance in amounts and with carriers reasonably satisfactory to Lessor. Any such insurance shall name Lessor and the Assignee as additional insureds and, as for the Special Form coverage, loss payees as their interests may appear. All such insurance shall provide that it may not be terminated, canceled or altered without at least thirty (30) days prior written notice to Lessor and the Assignee. Coverage afforded to Lessor shall not be rescinded, impaired, or invalidated by any act or neglect of Lessee. Lessee agrees to supply to Lessor, upon request, evidence of such insurance.

16. REPRESENTATIONS AND WARRANTIES OF LESSEE; FINANCIAL STATEMENTS

(a) Lessee represents and warrants to Lessor and the Assignee that (i) the execution, delivery and performance of this Master Agreement and the Lease were duly authorized and that upon execution of this Master Agreement and the Lease by Lessee and Lessor, the Master Agreement and the Lease will be in full force and effect and constitute a valid, legal and binding obligation of Lessee, and enforceable against Lessee in accordance with their respective terms; (ii) the Equipment is accurately described in the Lease and all documents of Lessee relating to the Lease; (iii) Lessee is in good standing in the jurisdiction of its organization and in any jurisdiction in which any of the Equipment is located; (iv) no consent or approval of, giving of notice to, registration with, or taking of any other action in respect of, any state, federal or other government authority or agency is required with respect to the execution, delivery and performance by Lessee of this Master Agreement or the Lease or, if any such approval, notice, registration or action is required, it has been obtained or done prior to Lessee's execution and delivery of the Master Agreement and the Lease; (v) the entering into and performance of this Master Agreement and the Lease will not violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's Articles or Certificate of Incorporation, Code of Regulations or Bylaws, Operating Agreement or similar governing documents, or result in any breach of, or constitute a default under any material contract or obligation of Lessee, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Lessee or upon the Equipment pursuant to any instrument to which Lessee is a party or by which it or its property may be bound; (vi) there are no actions, suits or proceedings pending, or to the knowledge of Lessee, threatened, before any court or administrative agency, arbitrator or governmental body which will, if determined adversely to Lessee, materially adversely affect its ability to perform its obligations under the Lease or any related agreement to which it is a party; (vii) aside from the Master Agreement and the Lease, there are no additional agreements between Lessee and Lessor relating to the Equipment; (viii) any and all financial statements and other information with respect to Lessee or Lessee's Guarantor (defined below) supplied to Lessor both at the time of delivery to Lessor and at the time of execution of the Lease and any amendment of the Lease, are accurate, true and complete; and (ix) the Lease is a commercial lease, and none of the Equipment is intended or will be used for personal, family or household purposes. The foregoing representations and warranties shall survive the execution and delivery of the Lease and any amendments hereto and shall inure to the benefit of Lessor and its Assignees.

(b) During the term of the Lease, Lessee will provide Lessor with (i) the annual audited financial statements of Lessee within 120 days after the close of Lessee's fiscal year and (ii) the quarterly financial statements of Lessee within 45 days after the close of each of its first three fiscal quarters. If Lessee is a subsidiary of another company or if there is a guarantor of the Lease (if any, "Lessee's Guarantor"), Lessee will also supply any Lessee's Guarantor's, or any other such company's or individual's financial statements by the dates described above. Lessor's obligation to perform under any Lease is subject to the condition that the financial statements furnished to Lessor by Lessee present fairly the financial condition and results of operations of Lessee and its affiliated companies, if any, and of Lessee's Guarantor as of the date of such financial statements, and that since the date of such statements there have been no changes in the assets, liabilities or condition (financial or otherwise) which, in Lessor's or Assignee's sole discretion, are deemed to be materially adverse. If at any time during the term of the Lease there is a change in the landlord or the mortgagee of any Equipment Location, or if there is a replacement of the lender or secured party under any material credit agreement from which Lessor has received a subordination or lien waiver, then Lessee will notify Lessor of such changes fifteen (15) days prior to such changes coming into effect and will provide to Lessor new subordination or waiver agreements from such replacement parties in form and substance reasonably satisfactory to Lessor. Lessee shall also provide Lessor with such other statements concerning (i) the financial position of Lessee and Lessee's Guarantor, if any, and (ii) the Equipment as Lessor may from time to time request.

(c) Upon Lessor's request, Lessee shall, with respect to each Lease, deliver to Lessor (i) a certificate of a secretarial officer of Lessee certifying the organizational document, resolution (specific or general) or corporate action authorizing the transactions contemplated in the Lease; (ii) an incumbency certificate certifying that the person signing this Master Agreement, the Lease or any related document holds the office the person purports to hold and has authority to sign on behalf of Lessee; (iii) an opinion of Lessee's counsel with respect to the representations in clauses (i) through (vii) of Section 16(a); (iv) an agreement with Lessor's Assignee with regard to any assignment as referred to in Section 11; (v) the purchase documents if Lessee has sold or assigned its interest in the Equipment to Lessor; (vi) an insurance certificate evidencing the insurance provided by Lessee pursuant to Section 15; and (vii) an Installation Certificate duly executed by Lessee. Failure by Lessee to deliver any of these documents when due shall allow Lessor, at Lessor's option, to continue the Installation Term for the Lease thus delaying the Base Term Commencement Date, to increase the Base Monthly Rental to recover costs incurred by Lessor as a result of the delay, or to cancel the Lease as provided in Section 17.

(d) Lessee shall provide to Lessor and Lessor's Assignee at least two (2) weeks prior written notice of any proposed change in Lessee's name, jurisdiction of organization or form of organization.

(e) Lessee shall not release or terminate any UCC filing made in connection with the Lease or the Equipment.

(f) Lessee shall not exercise its right to divide as provided under the laws of the state of its organization, if any such right exists, so long as there are obligations owed Lessor under any agreement, without the express prior written consent of Lessor.

17. DEFAULT, REMEDIES

(a) The following shall be deemed "Events of Default" under the Lease:

(1) Lessee fails to pay any installment of rent or other charge or amount due under the Lease within the sooner to occur of: (i) five (5) days after such payment is due; and (ii) two (2) days after Lessee receives notice that such payment is overdue; or

(2) Except as expressly permitted in the Lease, Lessee attempts to, or actually does, remove, sell, encumber, assign or sublease any of the Equipment, fails to insure any of the Equipment, or fails to deliver any documents required of Lessee under the Lease; or

(3) Lessee attempts to, or actually does, exercise its right to divide as provided under the laws of the state of its organization, if any such right exists, without first obtaining Lessor's prior written consent; or

(4) Any representation or warranty made by Lessee or Lessee's Guarantor in the Lease or any guaranty or any document supplied in connection with either (including without limitation any financial statement) is misleading or materially inaccurate when made or delivered, as the case may be; or

(5) Lessee fails to maintain the insurance required in Section 15 herein above; or

(6) Lessee's Guarantor: (a) is in default of any obligation under the applicable guaranty or repudiates its obligations thereunder or (b) is a natural person who dies or is determined to be incompetent during the term of the lease; or

(7) Lessee fails to observe or perform any of the other obligations required to be observed by Lessee under the Lease within thirty (30) days of Lessee's first knowledge of facts that would inform Lessee of such failure (whether or not Lessee is aware of the particular obligation contained herein); or

(8) Lessee or Lessee's Guarantor: (a) ceases doing business as a going concern; (b) sells all or a material portion of its assets or more than 50% of Lessee's voting control is transferred to another entity or person, in either case in one or more related transactions (without regard to the

amount of time between any two such transactions or the relationship between the transferring entity and the entity to which such interests or assets are transferred); (c) makes an assignment for the benefit of creditors; (d) admits in writing its inability to pay its debts as they become due; (e) files a voluntary petition in bankruptcy; (f) is adjudicated a bankrupt or an insolvent; files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting or failing to deny the material allegations of a petition filed against it in any such proceeding; (g) remains in default under any material credit agreement for a period of ten (10) days; (h) in Lessor's reasonable opinion has suffered a material adverse change in its financial condition or business operations; or (i) consents to or acquiesces in the appointment of a trustee, receiver, or liquidator for it or of all or any substantial part of its assets or properties, or if it or its trustee, receiver, liquidator or shareholders shall take any action to effect its dissolution or liquidation; or

(9) If within thirty (30) days after the commencement of any proceedings against Lessee or Lessee's Guarantor seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if within thirty (30) days after the appointment (with or without Lessee's or Lessee's Guarantor's consent) of any trustee, receiver or liquidator of it or all of or any substantial part of its respective assets and properties, such appointment shall not be vacated; or

(10) Lessee is in default in the payment or performance of any obligation under any agreement with Lessor, whether, by way of example and not limitation, under a lease, a loan or an instrument.

(b) Upon the occurrence of any Event of Default, Lessor may declare Lessee to be in default. Lessee authorizes Lessor at any time thereafter to enter any premises where the Equipment may be and take possession of the Equipment or render it unusable. If Lessor elects or is required to file a replevin action, Lessee hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto. Lessee shall, upon such declaration of default, without further demand, immediately pay Lessor an amount which is equal to (i) any unpaid amount due on or before Lessor declared the Lease to be in default, plus (ii) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Stipulated Loss Value for the Equipment computed as of the date the last Base Monthly Rental payment was due prior to the date Lessor declared the Lease to be in default, together with interest, as provided herein, plus (iii) all attorney and court costs incurred by Lessor or its Assignee relating to the enforcement of its rights under the Lease. After an Event of Default, at the request of Lessor and to the extent requested by Lessor, Lessee shall immediately comply with the provisions of Subsection 7(d) and Lessor may sell the Equipment at private or public sale, in bulk or in parcels, with or without notice, without having the Equipment present at the place of sale; or Lessor may lease, otherwise dispose of or keep idle all or part of the Equipment, subject, however, to any obligation at law or in equity to mitigate damages. The proceeds of sale, lease or other disposition, if any, of the Equipment shall be applied (1) to all Lessor's costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of the Equipment including attorney fees; then (2) to the extent not previously paid by Lessee, to pay Lessor the Stipulated Loss Value for the Equipment and all other sums owed by Lessee under the Lease, including any unpaid Rent which accrued to the date Lessor declared the Lease to be in default and indemnities then remaining unpaid under the Lease; then (3) to reimburse to Lessee the amount of the Stipulated Loss Value previously paid by Lessee as liquidated damages; and (4) any surplus shall be retained by Lessor (or, in the case of a Conditional Sale, any surplus shall be remitted to Lessee). Lessee shall pay Lessor any deficiency in (1) and (2) immediately. The exercise of any of the foregoing remedies by Lessor shall not constitute a cancellation of the Lease unless Lessor so notifies Lessee in writing. Lessor may also proceed by appropriate court action, either at law or in equity, without posting bond, to enforce performance by Lessee of the applicable covenants of the Lease or to recover damages for the breach of the Lease.

(b) The waiver by Lessor of any breach of any obligation of Lessee shall not be deemed a waiver of any future breach of the same or any other obligation. The subsequent acceptance of rental payments under the Lease by Lessor shall not be deemed a waiver of any such prior existing breach at the time of acceptance of such rental payments. The rights afforded Lessor under Section 17 shall be cumulative and concurrent and shall be in addition to every other right or remedy provided for the Lease or now or later existing in law (including as appropriate all the rights of a secured party or lessor under the UCC) or in equity and Lessor's exercise or attempted exercise of such rights or remedies shall not preclude the simultaneous or later exercise of any or all other rights or remedies.

(c) In the event Lessee shall fail to perform any of its obligations under the Lease, then Lessor may perform the same, but shall not be obligated to do so, at the cost and expense of Lessee. In any such event, all such costs and expenses shall become immediately due and payable upon Lessee's receipt of an invoice therefor.

18. LESSOR'S TAX BENEFITS

Unless otherwise provided in the Schedule, Lessee acknowledges that Lessor shall be entitled to claim for federal income tax purposes (i) deductions (hereinafter called "Depreciation Deductions") on Lessor's cost of the Equipment for each of its tax years during the term of the Lease under any method of depreciation or other cost recovery formula permitted by the Code and (ii) interest deductions ("Interest Deductions") as permitted by the Code on the aggregate interest paid to any Assignee. Lessee agrees to take no action inconsistent (including the voluntary substitution of Equipment) with the foregoing or which would result in the loss, disallowance, recapture or unavailability to Lessor of Depreciation Deductions or Interest Deductions. Lessee hereby indemnifies Lessor and its Assignee(s) from and against (a) any loss, disallowance, unavailability or recapture of Depreciation Deductions or Interest Deductions resulting from any action or failure to act of Lessee, including replacement of the Equipment, plus (b) all interest, penalties, costs, (including attorney fees), or additions to tax resulting from such loss, disallowance, unavailability or recapture.

19. SECURITY DEPOSITS

For the purpose of securing all of Lessee's obligations under the Master Agreement and all Schedules, Lessee grants to Lessor a security interest in any security deposit described in any Schedule. Any such security deposit may be commingled by Lessor with other funds without any interest payable to Lessee. Upon an Event of Default by Lessee under a Lease, Lessor may, but shall not be obligated to, apply any such security deposit to any obligation of Lessee under any Lease, in which event Lessee shall promptly restore the amount thereof on demand. Upon compliance by Lessee with all terms of the Master Agreement and each Schedule, and within thirty (30) days of Lessee's demand therefor, Lessor shall, at the end of the term of each Schedule and the return of the Equipment in compliance with the terms of the Lease, return to Lessee the balance of any such security deposit relating to such Lease. Lessee agrees that, in the event of Lessee's bankruptcy, Lessor shall be entitled to set off and retain any amount of the security deposit against any and all amounts due to Lessor from Lessee, whether such amounts are classified as "pre-petition" or "post-petition" liabilities and whether or not the same are entitled to priority.

20. GENERAL

(a) **THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF OHIO (THE "STATE"), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LESSEE HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE STATE AND/OR FEDERAL COURTS IN THE STATE. LESSOR AND LESSEE HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS LEASE OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LESSOR AND LESSEE. EACH OF THE PARTIES ALSO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT IN THE STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.**

(b) The Lease constitutes the entire and only agreement between Lessee and Lessor with respect to the lease of the Equipment, and the parties have only those rights and have incurred only those obligations as specifically set forth herein. The covenants, conditions, terms and provisions of the Lease may not be waived or modified orally. The Lease may not be amended or discharged except by a subsequent written agreement entered into by duly authorized representatives of Lessor and Lessee.

(c) All notices, consents or requests desired or required to be given under the Lease shall be in writing and shall be delivered in person or sent by certified mail, return, receipt requested, or by courier service to the address of the other party set forth in the introduction of the Master Agreement or to such other address as such party shall have designated by proper notice.

(d) Each Schedule shall be executed in two counterparts, consecutively numbered. To the extent, if any, that a Schedule constitutes chattel paper (as such term is defined in the UCC) no security interest in the Schedule may be created through the transfer or possession of any counterpart other than Counterpart No.1. The Master Agreement is not chattel paper by itself.

(e) Section headings are for convenience only and shall not be construed as part of the Lease.

(f) It is expressly understood that all of the Equipment shall be and remain personal property, notwithstanding the manner in which the same may be attached or affixed to realty, and, upon Lessor's request, Lessee shall secure from its mortgagee, landlord or owner of the premises a waiver in form and substance reasonably satisfactory to Lessor.

(g) The obligations of Lessor under the Lease shall be suspended to the extent that it is hindered or prevented from complying therewith because of labor disturbances, including strikes and lockouts, acts of God or the public enemy, fires, storms, accidents, failure of the Supplier to deliver any item, governmental regulations or interferences or any cause whatsoever not within the sole control of Lessor.

(h) Any provision of the Master Agreement or any Schedule prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective as to such jurisdiction without invalidating the remaining provisions of the Master Agreement and such Schedule in such jurisdiction or invalidating such provision in any other jurisdiction.

(i) As an administrative convenience to Lessor and Lessee, Lessee agrees that Lessor shall have the right, without further act or authorization by Lessee, to insert or complete missing or incomplete terms in any Schedule or other document relating to the Lease, including without limitation serial numbers and dates, and to correct manifest errors in such terms; provided that such changes do not materially alter the intent of both parties. Lessee shall execute and deliver such documents and instruments as Lessor may reasonably request in order to confirm any such insertion, completion or correction.

(j) Lessee agrees that Lessor may charge Lessee, and Lessee agrees to pay Lessor, reasonable administrative fees to perform any action requested by Lessee that Lessor is not otherwise expressly required to perform under the Lease.

(k) This Lease and each writing executed and delivered by the parties in connection herewith shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.

(l) If more than one person or entity signs this Master Agreement, then the liability of the undersigned under each Schedule issued pursuant hereto shall be joint and several, and this Master Agreement shall be enforceable in full against each of the undersigned.

(m) Each of Lessor and Lessee agrees to execute and deliver such additional documents and to take such other and further actions as may be necessary and appropriate to fully carry out the transactions contemplated by this Master Agreement.

(n) Time is of the essence of this Lease.

[THE REMAINING SPACE ON THIS PAGE WAS LEFT BLANK INTENTIONALLY. THE NEXT PAGE IS THE SIGNATURE PAGE.]

Lessee:	American Resources Corporation	Lessor:	Maxus Capital Group, LLC
By:	[signature]	By:	[signature]
Print Name:	Kirk P. Taylor	Print Name:	Anthony N. Granata
Title:	CFO	Title:	Vice President

MAXUS
CAPITAL GROUP

ATTACHMENT A

To Maxus Lease No. 1467, dated August 16, 2022, between Maxus Capital Group, LLC and American Resources Corporation.

To calculate Stipulated Loss Value, multiply the applicable percentage, below, by the Value of the applicable Item(s) set forth on the Schedule. If no such Value is set forth on the Schedule, the value shall be Lessor's original cost of such Item. Percentage figures represent the percentage after the corresponding rental payment period.

Rental Month Number	Stip Loss Percent	Rental Month Number	Stip Loss Percent	Rental Month Number	Stip Loss Percent
1	108.20	21	87.80	41	67.40
2	107.18	22	86.78	42	66.38
3	106.15	23	85.76	43	65.36
4	105.14	24	84.74	44	64.34
5	104.12	25	83.72	45	63.32
6	103.10	26	82.70	46	62.30
7	102.08	27	81.68	47	61.28
8	101.06	28	80.66	48	60.26
9	100.04	29	79.64	49	59.24
10	99.02	30	78.62	50	58.22
11	98.00	31	77.60	51	57.20
12	96.98	32	76.58	52	56.18
13	95.96	33	75.56	53	55.16
14	94.94	34	74.54	54	54.14
15	93.92	35	73.52	55	53.12
16	92.90	36	72.50	56	52.10
17	91.88	37	71.48	57	51.08
18	90.86	38	70.46	58	50.06
19	89.84	39	69.44	59	49.04
20	88.82	40	68.42	60	48.02
				THEREAFTER	48.02

LESSEE: KOT LESSOR: ANG

MAXUS
CAPITAL GROUP

Lessee General Certificate of Incumbency

I, Kirk P. Taylor, certify as follows:

1. I am the duly elected and qualified officer of **American Resources Corporation**, a Florida Corporation, (the "Lessee").

2. All Schedules incorporating by reference the Master Agreement No. 1467 dated August 16, 2022 (the "Master Agreement") between Maxus Capital Group, LLC ("Maxus") and the Lessee, the Master Agreement, all Notice and Acknowledgment of Assignments and any related documents executed or delivered by the Lessee (collectively the "Lease Documents"), in accordance and full compliance with all applicable governance documents of the Lessee: have been duly authorized by Lessee; the Lease Documents have been, or will be upon delivery, duly and validly executed and delivered on behalf of Lessee and binding upon Lessee in accordance with their terms (as any one of the below officers or authorized signatories determines are in the best interests of Lessee) if executed by the persons whose names, titles and signatures appear below (each such person, a "Signatory").

3. Each Signatory has been duly elected, qualified and is an acting officer and/or authorized signatory of Lessee and holds the office indicated as of the execution date of all of the Master Agreement, each Schedule thereto, and this Certificate; and the signatures appearing opposite Signatory's name is the genuine signature of such Signatory.

4. Maxus and its assignees may rely upon this Certificate until the receipt by Maxus of written notice from an officer of Lessee specifying that this Certificate may no longer be relied upon. No such notice shall affect the right of Maxus or any assignee of Maxus to rely upon this Certificate as to any document executed or transaction undertaken prior to the date such notice is received by the affected party. Until further contrary written notice from Maxus, such notice shall be mailed by registered or certified mail to Maxus Capital Group, LLC , 959 West St. Clair Cleveland, Ohio 44113, Attn: Manager, Lease Administration.

NAME	TITLE	SIGNATURE
Kirk P. Taylor	CFO	KPT

IN WITNESS WHEREOF, I have signed this Certificate of Incumbency this 16 *day of* August*, 2022.*

By: KPT

Print Name: Kirk P. Taylor

Title: CFO of American Resources Corporation

Federal Tax ID No. 46-3914127

Attest:

By: [signature]

Print Name: Mark Jensen

Title: CEO

MAXUS
CAPITAL GROUP

Corporate Guaranty

To induce **Maxus Capital Group, LLC**, ("Lessor") to lease equipment to American Resources Corporation (the "Lessee") pursuant to Master Agreement No. 1467 and all Schedules thereto and documents and instruments relating thereto now in existence or hereafter entered into between Lessor and Lessee (as to each and as to all, the "Lease").

1. The undersigned hereby absolutely and unconditionally guarantees to Lessor the full and prompt payment and performance when due of each and every obligation of Lessee under the Lease.
2. The undersigned hereby waives (i) notice of the acceptance hereof by Lessor and of the creation and existence of the Lease and (ii) any and all defenses otherwise available to a surety, guarantor or accommodation party.
3. This Guaranty is absolute and unconditional, and the liability of the undersigned hereunder shall not be affected or impaired in any way by any of the following, each of which Lessor may agree to without the consent of the undersigned: (a) any extension or renewal of the Lease whether or not for longer than the original period; (b) any change in the terms of payment or other terms of the Lease or any collateral therefor or any exchange, release of, or failure to obtain any collateral therefor; (c) any waiver or forbearance granted to Lessee or any other person liable with respect to the Lease or any release of, compromise with, or failure to assert rights against Lessee or any such other person; and (d) the application or failure to apply in any particular manner any payments or credits on the Lease or any other obligation Lessee may owe to Lessor.
4. Lessor shall not be required before exercising and enforcing its rights under this Guaranty first to resort to demanding performance under the Lease from Lessee or any other person or to attempting to recover against any collateral. The undersigned agrees not to obtain reimbursement or payment from Lessee or any other person obligated with respect to the Lease or from any collateral pledged to secure performance under the Lease until all obligations under the Lease have been fully satisfied.
5. The undersigned shall be and remain liable for any deficiency following foreclosure of any mortgage or security interest securing the Lease, whether or not the liability of Lessee under the Lease is discharged by such foreclosure.
6. The undersigned shall be and remain liable for any deficiency following the initiation of bankruptcy or other insolvency actions affecting the Lease or the Lessee, whether or not the liability of the Lessee is discharged in whole or in part by such action.
7. The undersigned agrees to pay all costs, expenses and attorney fees paid or incurred by Lessor in endeavoring to enforce the Lease and this Guaranty.
8. If any payment from Lessee or anyone else is applied to the Lease and is thereafter set aside, recovered, rescinded, or required to be returned for any reason (including as a

preference in the bankruptcy of Lessee), the obligations under the Lease to which such payment was applied shall for purposes of this Guaranty be deemed to have continued in existence notwithstanding such application, and this Guaranty shall be enforceable as to such obligations as fully as if such application had never been made.

9. If more than one person or entity signs this Guaranty, then the liability of the undersigned hereunder shall be joint and several, and this Guaranty shall be enforceable in full against each of the undersigned.

10. This Guaranty shall be binding upon the successors and assigns of the undersigned, and shall inure to the benefit of the successors and assigns of Lessor. However, the undersigned shall not assign or delegate any of its obligations hereunder and any attempt to do so shall be void *ab initio*.

11. The undersigned represents and warrants that it will derive a financial benefit from the transactions contemplated by the Lease and this Guaranty.

12. The undersigned represents and warrants to Lessor that (i) the execution, delivery and performance of this Guaranty was duly authorized and that upon execution hereof by the undersigned, this Guaranty will be in full force and effect and constitute a valid legal and binding obligation of the undersigned, and enforceable against the undersigned in accordance with its terms; (ii) the undersigned is in good standing in the jurisdiction of its formation; (iii) the entering into and performance of this Guaranty will not violate any judgment, order, law or regulation applicable to the undersigned or any provision of the undersigned's Articles or Certificate of Incorporation, Code of Regulations, Operating Agreement, or Bylaws, or similar governing documents, or result in any breach of, or constitute a default under any material contract or obligation of the undersigned; and (iv) any and all financial statements and other information with respect to the undersigned at any time are (or will be at the time delivered) accurate, true and complete.

13. This Guaranty shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Ohio, (the "State"), including all matters of construction, validity and performance.

14. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE STATE AND/OR FEDERAL COURTS IN THE STATE. LESSOR AND THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS GUARANTY OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LESSOR AND THE UNDERSIGNED. EACH OF THE PARTIES ALSO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT IN THE STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

American Carbon Corporation

Signature:	[signature]	Title:	CFO
Print Name:	Kirk P. Taylor	Date:	August 16, 2022

MAXUS
CAPITAL GROUP

Guarantor General Certificate of Incumbency

I, Kirk P. Taylor, certify as follows:

1. I am the duly elected and qualified Officer of American Carbon Corporation, an Indiana Corporation (the "Guarantor").

2. The execution, delivery and performance by the Guarantor of the Corporate Guaranty dated August 16, 2022, guarantying payment and performance by American Resources Corporation, ("Lessee") of the Master Agreement 1467 dated August 16, 2022 (the "Master Agreement") between Maxus Capital Group, LLC ("Maxus") and Lessee, and any and all related documents in accordance and full compliance with all applicable governance documents of the Guarantor, have been duly authorized by Guarantor and the Guaranty has been, or will be upon delivery, duly and validly executed and delivered on behalf of Guarantor and binding upon Guarantor in accordance with its terms (as any one of the below officers or signatories determines are in the best interests of Guarantor) if executed by the persons whose names, titles and signatures appear below (each such person, a "Signatory").

3. Each Signatory has been duly elected and qualified and is an acting officer and/or authorized signatory of Guarantor and holds the office indicated as of the date of all of the Master Agreement, the Guaranty and this Certificate; and the signature appearing opposite the Signatory's name is the genuine signature of such Signatory.

4. Maxus and its assignees may rely upon this Certificate until the receipt by Maxus of written notice from an officer of Lessee specifying that this Certificate may no longer be relied upon. No such notice shall affect the right of Maxus or any assignee of Maxus to rely upon this Certificate as to any document executed or transaction undertaken prior to the date such notice is received by the affected party. Until further contrary written notice from Maxus, such notice shall be mailed by registered or certified mail to Maxus Capital Group, LLC, 959 West St. Clair, Cleveland, Ohio 44113, Attn: Lease Administrator.

NAME	TITLE	SIGNATURE
Kirk P. Taylor	CFO	[signature]

IN WITNESS WHEREOF, I have signed this Certificate of Incumbency this 16 *day of* August*, 2022.*

By: [signature]

Print Name: Kirk P. Taylor

Title: CFO

Federal Tax ID No. 47-4687887

Attest:

By: [signature]

Print Name: Mark Jensen

Title: CEO

MAXUS
CAPITAL GROUP

Corporate Guaranty

To induce **Maxus Capital Group, LLC**, ("Lessor") to lease equipment to American Resources Corporation (the "Lessee") pursuant to Master Agreement No. 1467 and all Schedules thereto and documents and instruments relating thereto now in existence or hereafter entered into between Lessor and Lessee (as to each and as to all, the "Lease").

1. The undersigned hereby absolutely and unconditionally guarantees to Lessor the full and prompt payment and performance when due of each and every obligation of Lessee under the Lease.
2. The undersigned hereby waives (i) notice of the acceptance hereof by Lessor and of the creation and existence of the Lease and (ii) any and all defenses otherwise available to a surety, guarantor or accommodation party.
3. This Guaranty is absolute and unconditional, and the liability of the undersigned hereunder shall not be affected or impaired in any way by any of the following, each of which Lessor may agree to without the consent of the undersigned: (a) any extension or renewal of the Lease whether or not for longer than the original period; (b) any change in the terms of payment or other terms of the Lease or any collateral therefor or any exchange, release of, or failure to obtain any collateral therefor; (c) any waiver or forbearance granted to Lessee or any other person liable with respect to the Lease or any release of, compromise with, or failure to assert rights against Lessee or any such other person; and (d) the application or failure to apply in any particular manner any payments or credits on the Lease or any other obligation Lessee may owe to Lessor.
4. Lessor shall not be required before exercising and enforcing its rights under this Guaranty first to resort to demanding performance under the Lease from Lessee or any other person or to attempting to recover against any collateral. The undersigned agrees not to obtain reimbursement or payment from Lessee or any other person obligated with respect to the Lease or from any collateral pledged to secure performance under the Lease until all obligations under the Lease have been fully satisfied.
5. The undersigned shall be and remain liable for any deficiency following foreclosure of any mortgage or security interest securing the Lease, whether or not the liability of Lessee under the Lease is discharged by such foreclosure.
6. The undersigned shall be and remain liable for any deficiency following the initiation of bankruptcy or other insolvency actions affecting the Lease or the Lessee, whether or not the liability of the Lessee is discharged in whole or in part by such action.
7. The undersigned agrees to pay all costs, expenses and attorney fees paid or incurred by Lessor in endeavoring to enforce the Lease and this Guaranty.
8. If any payment from Lessee or anyone else is applied to the Lease and is thereafter set aside, recovered, rescinded, or required to be returned for any reason (including as a

preference in the bankruptcy of Lessee), the obligations under the Lease to which such payment was applied shall for purposes of this Guaranty be deemed to have continued in existence notwithstanding such application, and this Guaranty shall be enforceable as to such obligations as fully as if such application had never been made.

9. If more than one person or entity signs this Guaranty, then the liability of the undersigned hereunder shall be joint and several, and this Guaranty shall be enforceable in full against each of the undersigned.

10. This Guaranty shall be binding upon the successors and assigns of the undersigned, and shall inure to the benefit of the successors and assigns of Lessor. However, the undersigned shall not assign or delegate any of its obligations hereunder and any attempt to do so shall be void *ab initio*.

11. The undersigned represents and warrants that it will derive a financial benefit from the transactions contemplated by the Lease and this Guaranty.

12. The undersigned represents and warrants to Lessor that (i) the execution, delivery and performance of this Guaranty was duly authorized and that upon execution hereof by the undersigned, this Guaranty will be in full force and effect and constitute a valid legal and binding obligation of the undersigned, and enforceable against the undersigned in accordance with its terms; (ii) the undersigned is in good standing in the jurisdiction of its formation; (iii) the entering into and performance of this Guaranty will not violate any judgment, order, law or regulation applicable to the undersigned or any provision of the undersigned's Articles or Certificate of Incorporation, Code of Regulations, Operating Agreement, or Bylaws, or similar governing documents, or result in any breach of, or constitute a default under any material contract or obligation of the undersigned; and (iv) any and all financial statements and other information with respect to the undersigned at any time are (or will be at the time delivered) accurate, true and complete.

13. This Guaranty shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Ohio, (the "State"), including all matters of construction, validity and performance.

14. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE STATE AND/OR FEDERAL COURTS IN THE STATE. LESSOR AND THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS GUARANTY OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LESSOR AND THE UNDERSIGNED. EACH OF THE PARTIES ALSO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT IN THE STATE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

reELEMENT Technologies LLC

Signature:	[signature]	Title:	CFO
Print Name:	Kirk P. Taylor	Date:	August 16, 2022

MAXUS
CAPITAL GROUP

Guarantor General Certificate of Incumbency

I, KPT, certify as follows:

1. I am the duly elected and qualified Office of reELEMENT Technologies LLC, an Indiana Corporation (the "Guarantor").

2. The execution, delivery and performance by the Guarantor of the Corporate Guaranty dated August 16, 2022, guarantying payment and performance by American Resources Corporation, ("Lessee") of the Master Agreement 1467 dated August 16, 2022 (the "Master Agreement") between Maxus Capital Group, LLC ("Maxus") and Lessee, and any and all related documents in accordance and full compliance with all applicable governance documents of the Guarantor, have been duly authorized by Guarantor and the Guaranty has been, or will be upon delivery, duly and validly executed and delivered on behalf of Guarantor and binding upon Guarantor in accordance with its terms (as any one of the below officers or signatories determines are in the best interests of Guarantor) if executed by the persons whose names, titles and signatures appear below (each such person, a "Signatory").

3. Each Signatory has been duly elected and qualified and is an acting officer and/or authorized signatory of Guarantor and holds the office indicated as of the date of all of the Master Agreement, the Guaranty and this Certificate; and the signature appearing opposite the Signatory's name is the genuine signature of such Signatory.

4. Maxus and its assignees may rely upon this Certificate until the receipt by Maxus of written notice from an officer of Lessee specifying that this Certificate may no longer be relied upon. No such notice shall affect the right of Maxus or any assignee of Maxus to rely upon this Certificate as to any document executed or transaction undertaken prior to the date such notice is received by the affected party. Until further contrary written notice from Maxus, such notice shall be mailed by registered or certified mail to Maxus Capital Group, LLC, 959 West St. Clair, Cleveland, Ohio 44113, Attn: Lease Administrator.

NAME	TITLE	SIGNATURE
Kirk P. Taylor	CFO	KPT

IN WITNESS WHEREOF, I have signed this Certificate of Incumbency this 16 *day of* August, *2022.*

By: KPT

Print Name: Kirk P. Taylor

Title: CFO

Federal Tax ID No. 85-1848285

Attest:

By: [signature]

Print Name: Mark Jensen

Title: CEO